THE ADVISORS’ INNER CIRCLE FUND II

Sprucegrove International Equity Fund

(the “Fund”)

Supplement dated July 24, 2024

to the Fund’s Prospectus dated May 1, 2024

This supplement provides new and additional information beyond that contained in the Fund’s Prospectus and should be read in conjunction with the Prospectus.

In the “Performance Information” section of the Prospectus, the sub-section entitled “Average Annual Total Returns for Periods Ended December 31, 2023,” beginning on page 9 of the Prospectus, is replaced in its entirety with the following:

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the average annual total returns of the Fund and the Predecessor Fund for the periods ended December 31, 2023 to those of the MSCI EAFE Index, a broad-based index, and the MSCI EAFE Value Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class and Advisor Class Shares will vary.

Sprucegrove International Equity Fund	1 Year	5 Years	10 Years	Since Inception (September 30, 1985)
Institutional Class Shares
Fund Returns Before Taxes	17.96%	6.17%	3.75%	9.87%
Fund Returns After Taxes on Distributions	16.42%	5.66%	3.51%	9.80%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.92%	4.85%	2.98%	9.12%
Investor Class Shares Fund Returns Before Taxes	17.78%	6.01%	3.60%	9.71%
Advisor Class Shares Fund Returns Before Taxes	17.46%	5.75%	3.34%	9.44%
MSCI EAFE Index (Net) (reflects no deductions for fees, expenses or taxes)	18.24%	8.16%	4.28%	7.51%*
MSCI EAFE Value Index (Net) (reflects no deductions for fees, expenses or taxes, except foreign withholdings taxes)	18.95%	7.08%	3.16%	—**

*	MSCI EAFE Index returns are shown beginning from the index’s inception date of March 31, 1986.
**	The MSCI EAFE Value Index was launched on December 8, 1997.

The section of the Prospectus entitled “How to Sell Your Fund Shares,” beginning on page 28 of the Prospectus, is replaced in its entirety with the following:

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-844-SPRUCEG (777-8234).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public.

Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each Institutional Class, Investor Class, and Advisor Class shareholder are required for any of the following:

•	changes to a shareholder’s record name or account registration;

•	paying redemption proceeds from an account for which the address has changed within the last 30 days;

•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•	adding or changing ACH or wire instructions, the telephone redemption option or any other election in connection with your account.

Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each Investor Class and Advisor Class shareholder are required for the following:

•	written requests to redeem $100,000 or more.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-844-SPRUCEG (777-8234) for more information.

The sale price of each share will be the NAV next determined after the Fund (or an authorized institution) receives your request in proper form.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SIM-SK-001-0100

3